UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 24, 2020

20/20 GLOBAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56022	87-0645794
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

480 22nd Street, Box 2
Heyburn, Idaho		83336
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		Phone: (208) 312-7784

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities to be registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).  Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 1.01 – ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

On December 24, 2020, 20/20 Global, Inc. (“20/20 Global”) entered into definitive agreements with Ehave, Inc., an Ontario corporation (“Ehave”), Mycotopia Therapies Inc., a Florida corporation and wholly owned subsidiary of Ehave (“MYC”), and the former and current directors of 20/20 Global that provide for: (i) the change of control of 20/20 Global’s board of directors and management under a Change of Control and Funding Agreement; and (ii) 20/20 Global’s acquisition of MYC from Ehave under a Stock Purchase Agreement, resulting in MYC becoming a wholly owned subsidiary of 20/20 Global. In addition, Ehave also is purchasing control of 20/20 Global through a Stock Purchase Agreement with three of 20/20 Global’s principal stockholders. A closing of the transactions contemplated by the above documents is scheduled on January 4, 2021, through 20/20 Global’s transfer agent, Colonial Stock Transfer Company, Inc.

Ehave provides digital therapeutics and is the developer of KetaDASH, a home delivery platform for patients who have been prescribed Ketamine infusions. MYC offers therapy and wellness retreats focused on healing and understanding the causes and solutions to mental wellness through psychedelic enhanced psychotherapy, integrated with a team of mental wellness practitioners and cutting-edge technology.

ITEM 5.01 – CHANGES IN CONTROL OF REGISTRANT

On December 24, 2020, under a Stock Purchase Agreement with Mark D. Williams, Colin Gibson, and The Robert and Joanna Williams Trust, 20/20 Global’s principal stockholders, Ehave agreed to acquire approximately 75.77% of the issued and outstanding shares of 20/20 Global’s common stock for an aggregate $350,000. This transaction is also scheduled to close on January 4, 2021.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS

Under the above Change of Control and Funding Agreement, Mark D. Williams and Colin Gibson will resign as officers and directors and Benjamin Kaplan and Mark Croskery will be appointed to serve as replacement directors upon completion of all regulatory requirements. This agreement also provides for Mr. Kaplan to serve as president of 20/20 Global.

Benjamin Kaplan

Benjamin Kaplan, 51, has served as Ehave’s chief executive officer for the past 16 months and as chairman of its board of directors since June 2020. Mr. Kaplan has been an entrepreneur working for over 20 years in the financial sector. He has conducted his various investment activities out of New York City. Mr. Kaplan has invested in many companies both public and private, with a focus on international growth and potential for a global presence. In 2014, Mr. Kaplan was a founder and board member of Kaya Jamaica, Inc., a large cannabis company in the Caribbean (growkaya.com). In 2014, Mr. Kaplan invested in Surna (OTCQB: SRNA), a global HVAC company that provides engineering for and builds high technology facilities. In 2015, Mr. Kaplan invested in Kalytera (TSX: KALY), an Israeli botanical-based pharma company conducting research to determine cures for various illnesses, including a phase two trial for a cure for GVHD (graft versus host disease). In 2018, he assembled a 30,000 strong sales force in over 20 countries for Stemtech.com., a multi-level marketing company from south Florida. With a group of investors, they purchased the company out of bankruptcy, and Mr. Kaplan currently sits on the board of Stemtech. In 2018, Mr. Kaplan formed a partnership with others to invest in Sensi Magazine, which is published in several countries, to expand the botanical lifestyles of unique destinations globally.

Mark Croskery

Mark Croskery, 38, has 15 years of experience in financial services, wealth management, investment banking, and private equity in Jamaica and the Caribbean as a trusted advisor to many businesses and individuals. Mr. Croskery founded Croskery Capital Limited in September 2019, a boutique financial consulting company in Jamaica offering financial consulting and related services, and he currently serves as its chief executive officer and chairman of its board of directors. The company focuses on assisting corporations with strategy, building a board of directors, recruiting and aligning corporate executives (C-suite team), and troubleshooting financial accounting and operational business issues. From April 2018 to August 2019, Mr. Croskery was chief executive officer of SSL Growth Equity Limited (SSL Grow), Bridgetown, Barbados, which operated as an International Business Company in Barbados with most of its investments held in Jamaica and the Cayman Islands. At SSL Grow, Mr. Croskery was responsible for creating vision and strategy for the company’s equity, credit, and income initiatives. From May 2007 to March 2018, Mr. Croskery was president and chief executive officers of Stocks and Securities Ltd (“SSL”), Kingston, Jamaica, where he was responsible for the strategic direction and business development of the Investment Advisory Organization – Private Wealth Management, Financial Planning and Money Management, as a licensed securities dealer and member/ dealer. At SSL, Mr. Croskery provided leadership to the company’s operating team and led the sale of the company’s repurchase agreement book of business in November 2013, totaling in excess of J$ 2 billion in assets and liabilities. Mr. Croskery obtained a Master of Science degree in Global Financial Analysis, in June 2004, from Elkin B. Callum, Graduate School of Business, Bentley College, Waltham, MA, and a Bachelor of Science degree in Finance-Accounting in May 2003, from Bentley College, Waltham, MA.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as exhibits to this report:

Exhibit Number*	Title of Document	Location

10.04	Stock Purchase Agreement between 20/20 Global, Inc. and Ehave, Inc.	This filing

10.05	Change of Control and Funding Agreement	This filing

_______________

*All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document.  Omitted numbers in the sequence refer to documents previously filed as an exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

20/20 GLOBAL, INC.

Dated: December 29, 2020	By:	/s/ Mark D. Williams
Mark D. Williams, President,
Chief Executive Officer